EXHIBIT 99.3

MUNZEE, INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information

of Munzee, Inc. and Freeze Tag, Inc.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Munzee, Inc. (“Munzee”) and Freeze Tag, Inc. (“Freeze Tag”) as of September 30, 2017 and accounts for the merger of Munzee and Freeze Tag as a reverse merger transaction, with Munzee as the accounting acquirer giving effect to the transaction as if it had occurred as of September 30, 2017. On July 26, 2017, Munzee entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Freeze Tag, which closed on October 18, 2017. At closing, in accordance with the Merger Agreement, Munzee merged with and into Freeze Tag, with Freeze Tag being the surviving corporation.

The Munzee balance sheet information was derived from its unaudited balance sheet as of September 30, 2017. The Freeze Tag balance sheet information was derived from its unaudited balance sheet as of September 30, 2017 included in its quarterly report on Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on November 14, 2017.

The unaudited pro forma condensed combined statements of operations are based on the historical statements of Munzee and Freeze Tag and combine the results of operations of Munzee and Freeze Tag for the year ended December 31, 2016 and the nine months ended September 30, 2017, giving effect to the transaction as if it occurred on January 1, 2016, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The historical results of operations of Munzee were derived from its unaudited statement of operations for the nine months ended September 30, 2017 and its audited statement of operations for the year ended December 31, 2016 that are included in this Form 8-K. The historical results of operations for Freeze Tag were derived from its unaudited statement of operations for the nine months ended September 30, 2017 included in its quarterly report on Form 10-Q that was filed with the SEC on November 14, 2017 and its audited statement of operations for the year ended December 31, 2016 included in its annual report on Form 10-K that was filed with the SEC on March 31, 2017.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the reverse acquisition been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the merger of Munzee with and into Freeze Tag on October 18, 2017, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

	Munzee	Freeze Tag	Pro Forma Adjustments		Pro Forma Combined

ASSETS

Current assets:
Cash	$189,582	$31,367	$-		$220,949
Accounts receivable	3,469	7,693	-		11,162
Prepaid expenses and other current assets	46,626	4,402	-		51,028
Total current assets	239,677	43,462	-		283,139

Property and equipment, net	8,391	-	-		8,391
Intangible assets, net	-	-	391,800	{b}	391,800
Goodwill	-	-	7,082,607	{b}	7,082,607
Other assets – deposits	15,000	38	-		15,038

Total assets	$263,068	$43,500	$7,474,407		$7,780,975

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$2,987	$126,499	$-		$129,486
Accrued expenses	43,025	517,904	-		560,929
Accrued interest payable – related party	-	321,262	-		321,262
Accrued interest payable	-	534,737	-		534,737
Unearned royalties	-	127,187	-		127,187
Notes payable	-	58,096	-		58,096
Convertible notes payable – related party	-	1,447,041	-		1,447,041
Convertible notes payable, net of discount	-	2,359,014	-		2,359,014
Derivative liabilities	-	4,005,735	-		4,005,735
Total current liabilities	46,012	9,497,475	-		9,543,487

Total liabilities	46,012	9,497,475	-		9,543,487

Stockholders’ equity:
Series A preferred stock, $0.00001 par value	-	-	-		-
Series C preferred stock, $0.00001 par value	-	-	44	{b}	44
Common stock; $0.00001 par value	64	125	(64	){a}	125
Additional paid-in capital	5,112	4,568,430	(5,112	){a}	12,264,849
			222,056	{a}
			7,474,363	{b}
Stock subscription receivable	(5,000)	-			(5,000)
Common stock payable	-	16,800	-		16,800
Retained earnings (deficit)	216,880	(14,039,330)	(216,880	){a}	(14,039,330)
Total stockholders’ equity (deficit)	217,056	(9,453,975)	7,474,407		(1,762,512)

Total liabilities and stockholders’ equity (deficit)	$263,068	$43,500	$7,474,407		$7,780,975

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Munzee	Freeze Tag	Pro Forma Adjustments		Pro Forma Combined

Revenues	$2,359,759	$138,720	$-		$2,498,479

Operating costs and expenses:
Cost of sales	931,745	235,153	-		1,166,898
Selling, general and administrative expenses	1,401,238	554,773	78,360	{c}	2,034,371

Total operating costs and expenses	2,332,983	789,926	78,360		3,201,269

Income (loss) from operations	26,776	(651,206)	(78,360)		(702,790)

Other expenses:
Interest expense, net	(2,394)	(859,645)	-		(862,039)
Loss on change in derivative liabilities	-	(616,286)	-		(616,286)

Total other expenses	(2,394)	(1,475,931)	-		(1,478,325)

Income (loss) before income taxes	24,382	(2,127,137)	(78,360)		(2,181,115)
Provision for income taxes	(7,314)	(2,282)	7,314	{d}	(2,282)

Net income (loss)	$17,068	$(2,129,419)	$(71,046)		$(2,183,397)

Weighted average number of common shares outstanding – basic and diluted	6,720,000	3,811,940	(6,720,000	){e}	3,811,940

Income (loss) per common share – basic and diluted	$0.00	$(0.56)	$-		$(0.57)

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

	Munzee	Freeze Tag	Pro Forma Adjustments		Pro Forma Combined

Revenues	$1,740,782	$14,125	$-		$1,754,907

Operating costs and expenses:
Cost of sales	405,959	85,751	-		491,710
Selling, general and administrative expenses	1,258,249	451,466	58,770	{c}	1,768,485

Total operating costs and expenses	1,664,208	537,217	58,770		2,260,195

Income (loss) from operations	76,574	(523,092)	(58,770)		(505,288)

Other expenses:
Interest expense, net	(4,870)	(643,149)	-		(648,019)
Loss on disposition of property and equipment	(46,230)	-	-		(46,230)
Loss on change in derivative liabilities	-	(1,757,960)	-		(1,757,960)

Total other expenses	(51,100)	(2,401,109)	-		(2,452,209)

Income (loss) before income taxes	25,474	(2,924,201)	(58,770)		(2,957,497)
Provision for income taxes	(8,641)	(1,200)	8,641	{d}	(1,200)

Net income (loss)	$16,833	$(2,925,401)	$(50,129)		$(2,958,697)

Weighted average number of common shares outstanding – basic and diluted	6,076,044	9,284,279	(6,076,044	){e}	9,284,279

Income (loss) per common share – basic and diluted	$0.00	$(0.32)	$-		$(0.32)

See notes to the unaudited pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 26, 2017, Munzee entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Freeze Tag, wherein Freeze Tag acquired 100% of Munzee’s common stock through the issuance of 4,355,000 shares of Freeze Tag’s Series C Convertible Preferred Stock. The Merger Agreement closed on October 18, 2017 and will be accounted for as a reverse merger transaction, with Munzee as the accounting acquirer.

Pro forma adjustments to the attached condensed combined financial statements include the following:

a)	To eliminate the equity accounts of Munzee.

b)	To record the issuance of 4,355,000 shares of Freeze Tag $0.00001 par value Series C Preferred Stock to the shareholders of Munzee, valued at $7,696,463 and allocated to the following assets based on the report of an independent valuation firm:

Asset	Value

Net assets recorded by Munzee at September 30, 2017	$222,056
Identifiable intangible assets:
IP/Technology/Patents	258,900
Customer base	109,000
Non-compete agreements	23,900
Total identifiable intangible assets	391,800

Goodwill	7,082,607

Total	$7,696,463

The identifiable intangible assets are amortized using the straight-line method over an estimated life of 5 years. The goodwill is not amortized, but evaluated periodically for impairment.

c)	To record amortization of identifiable intangible assets.

d)	To eliminate Munzee income tax provision due to offset of taxable loss of Freeze Tag.

e)	To eliminate Munzee weighted average shares outstanding.

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